Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 11 — SUBSEQUENT EVENTS

Equity Line of Credit — On October 31, 2024, the Company entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”) with Square Gate Capital Master Fund, LLC-Series 3 (“Square Gate”), pursuant to which the Company will have the right, but not the obligation, to sell to Square Gate, and Square Gate will have the obligation to purchase from the Company, up to $15,000,000 (the “Maximum Commitment Amount”) worth of shares of Common Stock, at the Company’s sole discretion, over the 24 months following entry into such agreement, subject to certain conditions precedent and other limitations set forth in the Equity Purchase Agreement. Concurrently with the execution of the Equity Purchase Agreement, the Company also agreed to issue to Square Gate, as part of the consideration, shares of the Company’s common stock worth a total of 3% of the Maximum Commitment Amount (the “Initial Commitment Shares”). The Company filed a registration statement on Form S-1 covering the resale of the shares to be issued pursuant to the Equity Purchase Agreement, which was declared effective by the SEC on January 13, 2025.

Advaxis/Ayala Royalty Agreement — On January 28, 2025, the Company entered into an Asset Purchase Agreement (the “HER2 Purchase Agreement”) with Ayala Pharmaceuticals, Inc., a Delaware corporation formerly known as Advaxis, Inc. (“Ayala”), pursuant to which the Company agreed, subject to the terms and conditions set forth therein, to acquire from Ayala all HER2 and Lm-related programs and assume certain of Ayala’s liabilities associated with the acquired assets (the “HER2 Purchase”). Pursuant to the HER2 Agreement, the agreed upon change in milestone payments and royalty consideration owed as it relates to the OST-HER2 program are as follows:

(i)     Elimination of $3,500,000 payment owed to Ayala upon the first filing of a Biologics Licensing Authorization approval for OST-HER2 with the FDA;

(ii)    Elimination of a total of $16,500,000 in OST-HER2 related sales milestone payments owed to Ayala.

(iii)   The reduction in total royalty consideration owed on OST-HER2 related sales from 10% of net sales owed to Ayala to 1.5% of net sales owed under the Penn License.

In consideration, the Company has agreed to pay an aggregate purchase price of $8,000,000, consisting of $500,000 in cash consideration and a number of shares of the Company’s common stock valued at $7,500,000 and to be calculated based on the volume-weighted average price of the Company’s common stock over the 30 trading days immediately preceding the closing date of the HER2 Purchase. The closing of the HER2 Purchase, which the Company expects to occur in the second quarter of 2025, is subject to assignment of a license between Ayala and the Trustees of the University of Pennsylvania, execution and delivery of a patent assignment agreement, a termination of license agreement, a lock-up agreement and a registration rights agreement, the approval of the transaction by Ayala stockholders and other customary closing conditions

Second PIPE Closing — On January 14, 2025, the Company consummated a second closing under the Purchase Agreement, pursuant to which it sold to investors an aggregate of 263,250 Units, comprised of an aggregate of (i) 263,250 shares of Series A Preferred Stock and (ii) Warrants to purchase 263,250 shares of common stock. The gross proceeds to the Company from the closing, before deducting transaction fees and other estimated expenses, was approximately $1,053,000. The issuance of the shares of common stock issuable upon the conversion of the securities issued pursuant to the Purchase Agreement is awaiting shareholder approval at the Company’s special meeting, and, once such approval is obtained, these liabilities will convert into stockholders’ equity.